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                                                                    Exhibit 23.2
                                                                    ------------

                          INDEPENDENT AUDITORS' CONSENT
                          -----------------------------

We consent to the incorporation by reference in the Registration Statements of ScanSource, Inc. and subsidiaries on Form S-8 (No. 33-94640), (No. 333-25423), (No. 333-08884), (No. 333-49879), (No. 333-78281), (No. 333-88133) and (No.
333-36766) of our reports dated August 13, 2001 appearing in and incorporated by reference in the Annual Report on Form 10-K of ScanSource, Inc. and subsidiaries for the year ended June 30, 2001.


/s/ DELOITTE & TOUCHE LLP


Greenville, South Carolina
August 13, 2001